Scudder
International
Value Fund

Semiannual Report
February 28, 1999

No-Load Funds

A fund seeking long-term capital appreciation through investment primarily in under-valued foreign equity securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER          (logo)

                        Scudder International Value Fund
--------------------------------------------------------------------------------
Date of Inception: 9/1/98          Total Net Assets as of 2/28/99: $2.53 million
--------------------------------------------------------------------------------

o For the semiannual period beginning with the Fund's inception on September 1, 1998, and ended February 28, 1999, Scudder International Value Fund posted a 5.55% total return. Over the same period, the Morgan Stanley Capital International (MSCI) EAFE Value Index returned 12.21%.


o Scudder International Value Fund seeks long-term capital appreciation investing primarily in undervalued foreign equity securities. The Fund's investments focus on securities of mid- and large-cap companies, based outside the U.S., that are either included in, or have similar characteristics to, those in the MSCI EAFE Value Index.

                                Table of Contents

   3  Letter from the Fund's Chairman    18  Financial Highlights
   4  Performance Update                 19  Notes to Financial Statements
   5  Portfolio Summary                  22  Report of Independent Accountants
   6  Portfolio Management Discussion    23  Shareholder Meeting Results
   8  Glossary of Investment Terms       24  Officers and Directors
   9  Investment Portfolio               25  Investment Products and Services
  15  Financial Statements               26  Scudder Solutions



                      2 - Scudder International Value Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the first semiannual report for Scudder International Value Fund. The Fund seeks long-term capital appreciation by investing in undervalued foreign equity securities. The Fund will focus its investments on securities of mid- and large-cap companies that are either included in, or have similar characteristics to, those in the MSCI EAFE Value Index -- a benchmark of foreign security performance based on price-to-book value ratios.

     In a period where value suffered and large-cap growth stocks predominated, the Fund managed to post a 5.55% return over the six months ended February 28, 1999, compared with the 12.21% return of the MSCI EAFE Value Index over the same period. For more information on the Fund's performance, investment environment, and investment process, please see the portfolio management discussion that begins on page 6.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     If you have any questions regarding Scudder International Value Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.


     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Value Fund


                      3 - Scudder International Value Fund

                   Performance Update as of February 28, 1999

Fund Index Comparison
========================================
                           Total Return
   -------------------------------------
   Period Ended    Growth of  Cumulative
   2/28/99         $10,000
   -------------------------------------
   Scudder International Value Fund
   -------------------------------------
   Life of      $ 10,555       5.55%
   Fund*
   -------------------------------------
   MSCI EAFE Value Index
   -------------------------------------
   Life of      $ 11,221      12.21%
   Fund*
   -------------------------------------
   * The Fund commenced operations on September 1, 1998.


Growth of a $10,000 Investment
========================================
THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE
ILLUSTRATING THE FOLLOWING DATA:

Scudder International      MSCI EAFE
Value Fund                 Value Index
----------------------    ---------------

9/1/98*       10000           10000
9/98           9425            9668
10/98         10325           10704
11/98         10633           11283
12/98         11025           11521
1/99          10874           11388
2/99          10555           11221

The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Value Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The index consists of the lowest price to book value stocks that add up to 50% of the Market Cap on a country to country basis. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


Returns and Per Share Information
========================================

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

Yearly Periods Ended February 28

                                             1999
----------------------------------------------------------------
Net Asset Value                           $ 12.59
----------------------------------------------------------------
Income Dividends                           $  .08
----------------------------------------------------------------
Capital Gains Distributions                $   --
----------------------------------------------------------------
Fund Total Return (%)                        5.55
----------------------------------------------------------------
Index Total Return (%)                      12.21
----------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.


                      4 - Scudder International Value Fund

                    Portfolio Summary as of February 28, 1999

Geographical
========================================
THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE
ILLUSTRATING THE FOLLOWING DATA:

      Europe                         68%
      Pacific Basin                  14%
      Japan                           9%
      Canada                          4%
      Africa                          3%
      Other                           2%
   --------------------------------------
                                    100%
   ======================================

Over the period, we used the Fund's 14 single country and regional quantitative models to select investments in 28 countries.



Sectors
========================================
THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE
ILLUSTRATING THE FOLLOWING DATA:

      Financial                      43%
      Manufacturing                  17%
      Durables                        8%
      Utilities                       7%
      Metals & Minerals               5%
      Communications                  4%
      Service Industries              3%
      Construction                    3%
      Consumer Staples                3%
      Other                           7%
   --------------------------------------
                                    100%
   ======================================

Scudder International Value Fund's portfolio is constructed to provide investors with broad diversification, with the goal of producing the lowest risk and the highest return possible.



Ten Largest Equity Holdings
(24% of Portfolio)
========================================

    1. AXA SA
       Insurance group providing
       insurance, finance and real
       estate services

    2. Istituto Nazionale delle
       Assicurazione
       Insurance Company

    3. Royal Bank of Scotland PLC
       Bank

    4. DaimlerChrysler AG
       Worldwide designer, manufacturer
       and marketer of automobiles,
       trucks and other vehicles

    5. General Electric Co., PLC
       Manufacturer of power,
       communications and defense
       equipment

    6. BASF AG
       Leading international chemical
       producer

    7. ING Groep NV
       Insurance and financial services

    8. FPB Holding AG
       Manufacturer and marketer of
       paper and paper products

    9. UPM-Kymene OYJ
       Manufacturer of paper and paper
       products

   10. Suez Lyonnaise des Eaux SA
       Water utility

The Fund focuses its investments on securities of mid- and large-cap companies, based outside the U.S., that are either included in, or have similar characteristics to those in the Morgan Stanley Capital International
(MSCI) Value Index.




For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                      5 - Scudder International Value Fund

                         Portfolio Management Discussion

In the following interview, portfolio managers Shahram Tajbakhsh, Josephine Chu, and Philip Fortuna discuss the Fund's market environment and strategy for the six-month period ended February 28, 1999.

Q: How has Scudder International Value Fund performed over this introductory period?

A: The Fund's total return was 5.55% over the six-month period since its inception on September 1, 1998. Over the same period, the Fund's benchmark, the MSCI EAFE Value Index, returned 12.21%.

Q: Please comment on the Fund's performance so far.

A: During the last six months value under-performed. Historically, we don't believe you can find many periods such as we've just experienced. If you divide the equity universe into value and growth, value performed significantly worse than growth. If you divide the value universe into "high value" and "low value," high value did even worse than low value. Historically, it's been the opposite case. High value over the years has done much better than low value. And value has outperformed growth. Still, the Fund managed to post fairly good performance. The Fund underperformed its comparative index because the Fund represents "higher value." When the cycle shifts and value starts outperforming we believe the Fund should also perform extremely well.

Q: Why has growth outperformed value over the most recent period?

A: Global market volatility has greatly increased over the last seven months. That volatility has created a flight to so-called quality stocks, and momentum-driven Internet stocks. These are primarily brand-name, larger cap, high P/E growth stocks. Technology stocks have made huge gains, even in down markets, and despite extremely large price-to-earnings ratios. We assume that the markets will remain cyclical in nature, and that at some point, growth stocks will weaken and value will again outperform.

Q: For investors who are new to the Fund, could you explain how the Fund selects investments?

A: We use a highly systematic process that begins with collecting extensive financial information on individual companies. Using proprietary quantitative models, we analyze this data in a consistent, objective way across a large universe of companies. As new information streams in, such as recent earnings reports, it is incorporated into the evaluation so that we can instantly see how the fresh data affects the relative attractiveness of each stock and the expected performance of the Fund. Careful consideration is simultaneously given to the risk characteristics of these stocks within the context of a diversified portfolio.

At the portfolio level, we use a program called a portfolio optimizer to manage risk. The optimizer takes into consideration the correlation between various securities, and how they interact with each other, and allows us to monitor and manage the overall risk profile of the portfolio.

Q: Can you elaborate on the use of quantitative models?

A: We use two types of models. One is a country model that selects stocks within each country; the second is a global model that selects relative weightings for


                      6 - Scudder International Value Fund
each country. With respect to individual stock selection, we run about 14 regional and single country models. Each employs a "bottom up" approach. These give us company rankings within each region or country. The country models are for bigger countries, like Germany and the U.K., making up about 80% of the market's capitalization. The regional models select stocks within smaller countries in Europe, Latin America, and Asia.

Q: How do the models work?

A: Each model picks stocks that display value characteristics, and a certain amount of positive price momentum. Each country model is different, incorporating 5 to 8 unique factors. We then rank stocks in 5 different quintiles. The best buys are "1" and immediate sells are "5." The portfolio is constructed to provide investors with the best diversification possible, the lowest risk and the highest return.

Q: What are some of the specific evaluation criteria?

A: The criteria we use include book-to-price, dividend-to-price, and earnings-to-price ratios. Additional fundamental ratios are used as well, depending on what country we're talking about.

Q: How do you determine which criteria are used for which country?

A: We "back test" to see how well various evaluation criteria helped predict performance in various countries over certain historical periods. From that, we know which factors worked best for that country for a specified sample period. We also look to see which factors work well together to help determine stock price performance. Then we combine those factors and test them together during another period. If the model works, then we know it's appropriate for a specific country.

Q: What is your outlook for the international value sector?

A: The Fund has performed well to date, but we expect it will perform even better in the future. We are readying ourselves for what we believe will be a significant shift into value stocks by investors. Our strategy, even in tough months, is to be 1.5 to 2 times more value-oriented than our comparative index.

Over the long term, we're optimistic about the outlook for the international value sector, and we believe the Fund is an appropriate vehicle for investors who are seeking to diversify their international holdings.



                      7 - Scudder International Value Fund

                          Glossary of Investment Terms

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK               Stock of a company that has displayed
                           above-average earnings growth and is expected to continue to increase profits rapidly going forward.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization). The universe of publicly-traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within a portfolio relative to a benchmark index, (e.g. the Russell 2000 Value Index) or an investment universe.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earnings on a per share basis. A higher "earnings
                           multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

STANDARD DEVIATION         A statistical measure of the degree to
                           which an investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                      8 - Scudder International Value Fund

                  Investment Portfolio as of February 28, 1999

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 100.0%
------------------------------------------------------------------------------------------------------------------------------
Australia 4.0%
Australia & New Zealand Banking Group Ltd. (General trading and savings bank) ...........          2,680                17,309
Commonwealth Bank of Australia (Provider of banking, insurance and related
  services) .............................................................................          1,270                19,086
National Australia Bank Ltd. (Commercial bank) ..........................................          2,600                43,352
Pioneer International Ltd. (Producer of concretes, asphalt and other building
  materials) ............................................................................          4,000                 8,061
Qantas Airways Ltd. (International airline company) .....................................          5,000                13,196
                                                                                                                   -----------
                                                                                                                       101,004
                                                                                                                   -----------
Austria 1.4%
Bank Austria AG (Provider of commercial and corporate banking services) .................            325                17,494
Voest-Alpine Stahl AG (Processor and distributor of steel products) .....................            605                18,649
                                                                                                                   -----------
                                                                                                                        36,143
                                                                                                                   -----------
Belgium 3.3%
Arbed SA (Manufacturer of steel and related products) ...................................            100                 7,327
Cockerill Sambre SA (Producer and seller of steel and steel products) ...................          1,000                 4,493
Gevaert NV (Investor in banks, insurance companies and chemical manufacturers)* .........             50                 3,735
Groupe Bruxelles Lambert SA (Investor in utilities, media, finance, and real
  estate) ...............................................................................            100                18,675
Solvay SA (Chemical producer) ...........................................................            700                48,138
                                                                                                                   -----------
                                                                                                                        82,368
                                                                                                                   -----------
Brazil 0.3%
Banco Bradesco SA (pfd.) (Commercial bank) ..............................................        500,000                 1,971
Banco do Brasil SA (pfd.) (Government controlled Brazilian bank) ........................      1,400,000                 5,715
                                                                                                                   -----------
                                                                                                                         7,686
                                                                                                                   -----------
Canada 4.4%
BCE, Inc. (Telecommunication services) ..................................................            750                30,382
Bank of Montreal (Bank) .................................................................            410                16,921
Bank of Nova Scotia (Bank) ..............................................................          1,200                24,783
Barrick Gold Corp. (Gold exploration and production in North and South America) .........          1,000                17,669
Dofasco Inc. (Producer of flat rolled and tubular steel) ................................            640                 8,062
Fletcher Challenge Canada Ltd. "A" (Producer and supplier of printing paper) ............            970                 9,004
Noranda, Inc. (Operator in mining and metals) ...........................................            500                 5,387
                                                                                                                   -----------
                                                                                                                       112,208
                                                                                                                   -----------
Denmark 0.9%
Codan Forsikring (Insurance company) ....................................................             70                 7,447
Kapital Holding (Provider of banking services) ..........................................            105                 5,159

    The accompanying notes are an integral part of the financial statements.


                      9 - Scudder International Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Unidanmark A/S "A" (Registered) (Bank holding company) ..................................            150                10,683
                                                                                                                   -----------
                                                                                                                        23,289
                                                                                                                   -----------
Finland 2.6%
Stora Enso OYJ-- R Shares (Manufacturer of paper and paper products) ....................          1,475                13,044
UPM-Kymmene OYJ (Manufacturer of paper and paper products) ..............................          2,000                51,961
                                                                                                                   -----------
                                                                                                                        65,005
                                                                                                                   -----------
France 14.2%
AXA SA (Insurance group providing insurance, finance and real estate services) ..........            545                71,127
Assurances Generales de France (Health, life and liability insurance) ...................            300                16,973
Banque Nationale de Paris SA (Bank) .....................................................            600                47,919
Bouygues SA (Conglomerate: public works, real estate and industrial development,
  engineering services, television and motion pictures) .................................             45                11,197
Cap Gemini Sogeti SA (Software consultants) .............................................            130                22,493
Dassault Aviation SA (Manufacturer of aircraft) .........................................             50                 8,915
Dexia France (Municipal and local development financing) ................................            100                13,457
Etablissements Economiques du Casino Guichard-Perrachon SA (Operator of
  supermarkets and convenience stores) ..................................................            110                10,114
Finaxa (Insurance holding company) ......................................................            200                21,070
Lafarge SA (Leading producer of cement, concrete and aggregates) ........................            200                19,005
Lagardere S.C.A. (Holding company with interests in publishing, defense,
  audiovisual production and services, telecommunications and media) ....................            500                19,225
Renault SA (Manufacturer of automobiles, buses, industrial and agricultural
  vehicles) .............................................................................            600                28,013
SEITA (Producer of cigarettes and pipe tobacco) .........................................            200                11,864
Scor SA (Property, casualty and life reinsurance company) ...............................            140                 7,205
Suez Lyonnaise des Eaux SA (Water utility) ..............................................            255                51,012
                                                                                                                   -----------
                                                                                                                       359,589
                                                                                                                   -----------
Germany 11.1%
Alcatel SEL AG (Manufacturer and marketer of telecommunication equipment) ...............             55                 9,546
BASF AG (Leading international chemical producer) .......................................          1,700                58,921
Bayer AG (Leading chemical producer) ....................................................            405                14,348
Bayerische Motoren Werke AG (Manufacturer of luxury cars and motorcycles) ...............             25                18,071
Commerzbank AG (Worldwide multi-service bank) ...........................................            420                11,812
DaimlerChrysler AG (Worldwide designer, manufacturer and marketer of
  automobiles, trucks and other vehicles) ...............................................            650                60,802
Deutsche Telekom AG (Telecommunication services) ........................................            440                20,205
Dresdner Bank AG (Universal bank) .......................................................            270                 9,402
FPB Holding AG (Manufacturer and marketer of paper and paper products) ..................            280                52,291

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder International Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Rheinische Hypothekenbank AG (Provider of long-term financing for commercial
  real estate) ..........................................................................             30                17,632
SAP AG (pfd.) (Computer software manufacturer) ..........................................             25                 9,448
                                                                                                                   -----------
                                                                                                                       282,478
                                                                                                                   -----------
Hong Kong 5.5%
Amoy Properties Ltd. (Property management company) ......................................         45,000                32,527
CLP Holdings Ltd. (Electric power holding company) ......................................          4,000                18,845
Dah Sing Financial Group (General banking and property investment holding
  company) ..............................................................................         10,000                19,426
Hang Seng Bank Ltd. (Commercial banking and related financial services) .................          2,000                16,263
Hong Kong Telecommunications, Ltd. (Provider of telecommunication services) .............          8,000                13,372
Hongkong Land Holdings, Ltd. (Investor in commercial property) ..........................         15,000                15,750
Kerry Properties, Ltd. (Real estate company) ............................................          5,000                 3,049
Wing Hang Bank Ltd. (Corporate and retail banking, foreign exchange) ....................          8,000                17,657
Wing Lung Bank (Provider of banking and related financial services) .....................          1,000                 2,943
                                                                                                                   -----------
                                                                                                                       139,832
                                                                                                                   -----------
India 0.9%
ICICI Ltd. (Financial institution) (b) ..................................................          3,000                 2,843
Reliance Industries Ltd. (Manufacturer of synthetic fibers, fiber intermediates,
  petrochemicals and textiles) (b) ......................................................          3,000                 9,799
State Bank of India (Bank) (b) ..........................................................          2,700                 9,312
                                                                                                                   -----------
                                                                                                                        21,954
                                                                                                                   -----------
Indonesia 0.6%
Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper) ...............         60,000                14,257
                                                                                                                   -----------
Ireland 0.9%
Irish Permanent PLC (Retail financial services group) ...................................          1,473                23,463
                                                                                                                   -----------
Italy 4.6%
Ente Nazionale Idrocarburi SpA (Exploration and production of oil, natural gas
  and chemicals) ........................................................................          4,620                26,645
Fiat SpA (Manufacturer of automobiles, commercial vehicles, farm and
  construction equipment) ...............................................................          6,710                20,197
Istituto Nazionale delle Assicurazione (Insurance company) ..............................         29,000                70,406
                                                                                                                   -----------
                                                                                                                       117,248
                                                                                                                   -----------
Japan 9.5%
ACOM Co., Ltd. (Provider of financial services) .........................................            100                 5,909
Chugoku Electric Power Co., Inc. (Distributor of electricity) ...........................            900                14,188
Daiichi Pharmaceutical Co., Ltd. (Leading producer of ethical drugs) ....................          1,000                15,224
Fuji Bank, Ltd. (Provider of commercial and institutional banking services) .............          6,000                23,621
Honda Motor Co., Ltd. (Leading automobile and motorcycle manufacturer) ..................            600                23,115
Japan Energy Corp. (Importer of crude oil) ..............................................          4,000                 3,574
Kyushu Electric Power Co. (Provider of electricity) .....................................            800                12,746

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder International Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Lion Corp. (Manufacturer of household products such as toothpaste and detergent) ........          3,000                11,785
Ono Pharmaceutical Co., Ltd. (Producer of medicines for human and veterinary
  uses) .................................................................................          1,000                36,670
Sakura Bank Ltd. (Full service bank) ....................................................          8,000                17,399
Shikoku Electric Power Co., Inc. (Distributor of electricity) ...........................            800                12,611
The Daiwa Bank, Ltd. (Bank) .............................................................          3,000                 4,628
The Mitsui Trust & Banking Co., Ltd. (Provider of trust and commercial banking
  services) .............................................................................         16,000                15,781
Tokyo Electric Power Co. (Electric utility) .............................................          1,600                32,303
Toyota Tsusho Corp. (Exporter of cars) ..................................................          4,000                10,082
                                                                                                                   -----------
                                                                                                                       239,636
                                                                                                                   -----------
Korea 0.8%
Kookmin Bank (Major commercial bank) ....................................................          3,000                20,351
                                                                                                                   -----------
Netherlands 6.5%
ABN AMRO Holding NV (Bank) ..............................................................          2,000                40,756
DSM NV (Plastics producer) ..............................................................             30                 2,604
ING Groep NV (Insurance and financial services) .........................................            950                53,225
KLM Royal Dutch Air Lines NV (World-wide full service airline) ..........................             50                 1,395
Koninklijke KPN NV (Provider of telecommunications services) ............................            500                26,255
Philips Electronics NV (Leading manufacturer of electrical equipment) ...................            500                34,879
Rodamco NV (Investor in commercial property) ............................................            200                 4,735
                                                                                                                   -----------
                                                                                                                       163,849
                                                                                                                   -----------
Norway 0.6%
Christiania Bank og Kreditkasse (Commercial bank) .......................................          4,170                14,965
                                                                                                                   -----------
Philippines 0.5%
Philippine Commercial International Bank (Commercial bank) ..............................          3,000                13,710
                                                                                                                   -----------
Poland 0.2%
Bank Slaski SA (Bank) ...................................................................            100                 4,398
                                                                                                                   -----------
South Africa 2.6%
Anglo American Corp. of South Africa Ltd. (Mining finance house in gold and
  diamonds) .............................................................................          1,060                33,070
AngloGold Ltd. (Holding company for group of companies which mine gold) .................            520                18,977
Rembrandt Group Ltd. (Investment holding company) .......................................          2,000                13,112
                                                                                                                   -----------
                                                                                                                        65,159
                                                                                                                   -----------
Spain 1.6%
Compania Espanola de Petroleos, SA (Exploration, refining and manufacture of
  energy products, lubricants, asphalts and petrochemicals) .............................            800                29,705
Corporacion Mapfre, SA (Provider of life, health, real estate, business and
  credit card insurance services) .......................................................            500                10,931
                                                                                                                   -----------
                                                                                                                        40,636
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder International Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Sweden 3.1%
CIE Financiere Michelin (Manufacturer of tires) .........................................              5                 2,139
LM Ericsson Telephone Co. "B" (Leading manufacturer of wired and mobile
  telecommunications equipment) .........................................................            700                18,551
Skandinaviska Enskilda Banken "A" (Commercial bank) .....................................          2,920                32,630
Svenska Handelsbanken "A" (Commercial bank) .............................................            700                24,792
                                                                                                                   -----------
                                                                                                                        78,112
                                                                                                                   -----------
Switzerland 1.8%
Holderbank Financiere Glaris AG (Bearer) (Cement producer) ..............................             30                31,211
Julius Baer Holding AG (Holding company for international bank) .........................              5                15,181
                                                                                                                   -----------
                                                                                                                        46,392
                                                                                                                   -----------
Taiwan 1.5%
China Steel Corp. (Manufacturer and marketer of steel products) .........................         30,000                16,687
Teco Electric & Machinery Co., (Manufacturer of household appliances and
  industrial motors) ....................................................................         13,000                 9,825
Want Want Holdings Ltd. (Manufacturer and trader of rice crackers, snack foods
  and non-alcoholic beverages) ..........................................................         11,000                12,210
                                                                                                                   -----------
                                                                                                                        38,722
                                                                                                                   -----------
Thailand 0.5%
Krung Thai Bank Public Co., Ltd. (Foreign registered) (Bank) (b)* .......................         30,000                12,657
                                                                                                                   -----------
Turkey 0.6%
Turkiye IS Bankasi AS-"C" (Bank) ........................................................        400,000                14,955
                                                                                                                   -----------
United Kingdom 15.5%
Arjo Wiggins Appleton PLC (Manufacturer and distributor of carbonless, thermal,
  fine, coated, premium and specialty papers) ...........................................          4,510                 8,766
Arriva PLC (Vehicle finance and distribution) ...........................................          1,850                10,928
Bass PLC (Producer and distributor of beer and soft drinks) .............................          1,800                25,001
Britax International PLC (Manufacturer and distributor of automotive components) ........          5,000                 9,297
General Electric Co., PLC (Manufacturer of power, communications and defense
  equipment) ............................................................................          7,400                59,013
Hyder PLC (Provider of infrastructure services) .........................................            650                 8,288
Imperial Tobacco Group PLC (Manufacturer of tobacco products) ...........................          1,320                15,753
Man (ED&F) Group PLC (Commodities trading company) ......................................             30                   147
National Westminster Bank PLC (Bank) ....................................................          1,800                37,307
Peninsular and Oriental Steam Navigation Co. PLC (Performer of container and
  bulk shipping, property investment, and transport services) ...........................          1,000                11,726
Rank Group PLC (Diversified leisure services: hotels, amusement machines,
  restaurants, film and television) .....................................................          2,280                 8,698
Rolls-Royce PLC (Manufacturer of aero, marine, and industrial gas turbines) .............          6,600                28,855

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder International Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Royal Bank of Scotland PLC (Bank) .......................................................          3,530                68,750
Scottish Power PLC (Electric utility) ...................................................          2,910                26,845
Severn Trent PLC (Supplier of water and offers other related services)* .................          1,130                16,184
Tarmac PLC (Manufacturer and supplier of raw materials for the heavy building
  and construction industries) ..........................................................          7,844                13,517
Thames Water PLC (Water holding company)* ...............................................            600                 9,897
United Assurance Group PLC (Holding company for insurance businesses and
  financial service providers) ..........................................................          1,190                10,110
United Utilities PLC (Multi-utility business) ...........................................          1,750                22,203
W.H. Smith Group PLC (Book, newspaper, music and hardware retailer) .....................            300                 2,621
                                                                                                                   -----------
                                                                                                                       393,906
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $2,452,289)                                                                                2,533,972
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $2,452,289) (a)                                                           2,533,972
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security

(a) The cost for federal income tax purposes was $2,452,289. At February 28, 1999, net unrealized appreciation for all securities based on tax cost was $81,683. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $206,823 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $125,140.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $34,611 (1.37% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at February 28, 1999 aggregated $38,911. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder International Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of February 28, 1999

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $2,452,289) ...................    $   2,533,972
                 Foreign currency holdings, at market (identified cost $15,953) ........           16,422
                 Receivable for investments sold .......................................           64,093
                 Dividends and interest receivable .....................................            7,142
                 Foreign taxes recoverable .............................................              237
                 Due from Adviser ......................................................          140,329
                                                                                           ----------------
                 Total assets ..........................................................        2,762,195
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to custodian bank .................................................           21,653
                 Payable for investments purchased .....................................           53,826
                 Other payables and accrued expenses ...................................          158,149
                                                                                           ----------------
                 Total liabilities .....................................................          233,628
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $   2,528,567
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income ..........          (11,952)
                 Unrealized appreciation (depreciation) on:
                    Investment securities ..............................................           81,683
                    Foreign currency related transactions ..............................              117
                 Accumulated net realized gain (loss) ..................................           58,387
                 Paid-in capital .......................................................        2,400,332
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $   2,528,567
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($2,528,567 / 200,898 shares of capital stock outstanding,              ----------------
                   $.01 par value, 100,000,000 shares authorized) ......................           $12.59
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder International Value Fund

                             Statement of Operations
                 For the period September 1, 1998 (commencement
                       of operations) to February 28, 1999

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $1,481) ..................     $      20,801
                 Interest .............................................................             4,353
                                                                                           ----------------
                                                                                                   25,154
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................            12,059
                 Services to shareholders .............................................            14,250
                 Custodian and accounting fees ........................................            86,531
                 Directors' fees and expenses .........................................            22,555
                 Registration fees ....................................................             6,881
                 Auditing .............................................................            24,000
                 Reports to shareholders ..............................................             6,418
                 Organization fees ....................................................            12,500
                 Legal ................................................................             7,438
                 Other ................................................................            14,238
                                                                                           ----------------
                 Total expenses before reductions .....................................           206,870
                 Expense reductions ...................................................          (185,766)
                                                                                           ----------------
                 Expenses, net ........................................................            21,104
                -------------------------------------------------------------------------------------------
                 Net investment income                                                              4,050
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................            56,747
                 Foreign currency related transactions (net of CPMF tax $48) ..........             1,640
                                                                                           ----------------
                                                                                                   58,387
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................            81,683
                 Foreign currency related transactions ................................               117
                                                                                           ----------------
                                                                                                   81,800
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                       140,187
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $     144,237
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder International Value Fund

                       Statement of Changes in Net Assets

                                                                                                    For the Period
                                                                                                     September 1,
                                                                                                         1998
                                                                                                    (commencement
                                                                                                  of operations) to
                                                                                                     February 28,
Increase (Decrease) in Net Assets                                                                        1999
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................................      $       4,050
                 Net realized gain (loss) from investment transactions .......................             58,387
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period ...........................................             81,800
                                                                                                   ----------------
                 Net increase (decrease) in net assets resulting from operations .............            144,237
                                                                                                   ----------------
                 Distributions to shareholders from net investment income ....................            (16,002)
                                                                                                   ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................................          4,241,146
                 Net asset value of shares issued to shareholders in reinvestment of
                    distributions ............................................................             15,431
                 Cost of shares redeemed .....................................................         (1,857,445)
                                                                                                   ----------------
                 Net increase (decrease) in net assets from Fund share transactions ..........          2,399,132
                                                                                                   ----------------
                 Increase (decrease) in net assets ...........................................          2,527,367
                 Net assets at beginning of period ...........................................              1,200
                 Net assets at end of period (including accumulated distributions                  ----------------
                    in excess of net investment income of $11,952) ...........................      $   2,528,567
                                                                                                   ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................................                100
                                                                                                   ----------------
                 Shares sold .................................................................            351,426
                 Shares issued to shareholders in reinvestment of distributions ..............              1,169
                 Shares redeemed .............................................................           (151,797)
                                                                                                   ----------------
                 Net increase (decrease) in Fund shares ......................................            200,798
                                                                                                   ----------------
                 Shares outstanding at end of period .........................................            200,898
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder International Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                            September 1,
                                                                                                                1998
                                                                                                            (commencement
                                                                                                          of operations) to
                                                                                                             February 28,
                                                                                                                1999
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         -------------------
Net asset value, beginning of period ................................................................         $ 12.00
                                                                                                         -------------------
Income from investment operations:
Net investment income ...............................................................................             .02
Net realized and unrealized gain (loss) on investment transactions ..................................             .65
                                                                                                         -------------------
Total from investment operations ....................................................................             .67
                                                                                                         -------------------
Less distributions from:
Net investment income ...............................................................................            (.08)
                                                                                                         -------------------
Total distributions .................................................................................            (.08)
                                                                                                         -------------------
                                                                                                         -------------------
Net asset value, end of period ......................................................................         $ 12.59
                                                                                                         -------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ................................................................................            5.55**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................................................               3
Ratio of operating expenses, net to average daily net assets (%) ....................................            1.75*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ..............           17.15*
Ratio of net investment income to average daily net assets (%) ......................................             .34*
Portfolio turnover rate (%) .........................................................................              95*

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized


                      18 - Scudder International Value Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Value Fund ("the Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

                     19 - Scudder International Value Fund

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

The Fund is subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences relate primarily to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
                      B. Purchases and Sales of Securities

For the period September 1, 1998 (commencement of operations) to February 28, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $3,526,733 and $1,131,191, respectively.

                     20 - Scudder International Value Fund

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets computed and accrued daily and payable monthly. The Adviser and certain of its subsidiaries agreed to reimburse or not impose, respectively, all or a portion of their fees payable by the Fund until December 31, 1999 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the period ended February 28, 1999, the Adviser did not impose any of its management fee amounting to $12,059. Further, the Fund's reimbursement due from the Adviser at February 28, 1999 amounted to $140,329.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Directors and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period ended February 28, 1999, SSC did not impose any of its fee amounting to $8,376.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period ended February 28, 1999, SFAC did not impose any of its fee amounting to $25,002.

The Corporation pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the period ended February 28, 1999, Directors' fees and expenses aggregated $22,555.
                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                     21 - Scudder International Value Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Value Fund (the "Fund") at February 28, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period September 1, 1998 (commencement of operations) to February 28, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


Boston, Massachusetts                             PricewaterhouseCoopers LLP
April 9, 1999


                     22 - Scudder International Value Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder International Value Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

          169,261             2,076             4,095               0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

          150,297             6,436             5,303             13,396





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                     23 - Scudder International Value Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity Investor

William H. Luers
Director; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Director, Vice President and
 Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Managing
Director

Wilson Nolen
Honorary Director; Consultant

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus of the Board and
Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Philip S. Fortuna*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Sheridan Reilly*
Vice President

Shahram Tajbakhsh*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                      24 - Scudder International Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder International Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      26 - Scudder International Value Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      27 - Scudder International Value Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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